Accounts Receivable, Net of Allowance, Contract Assets and Liabilities, and Customer Credit Concentration - Schedule of Accounts receivable, net, classified as current (Details) - BCP QUALTEK HOLDCO, LLC - USD ($)
$ in Thousands
	9 Months Ended
	Oct. 02, 2021	Oct. 03, 2020	Dec. 31, 2020	Dec. 31, 2019
Trade accounts receivable	$ 97,506		$ 44,419	$ 61,365
Contract assets	157,155		134,311	173,734
Accounts receivables gross	254,661		178,730	235,099
Less: allowance for doubtful accounts	(5,397)		(3,933)	(6,440)
Accounts receivable, net	249,264		$ 174,797	$ 228,659
Discount charges	$ 770	$ 1,356